TRENT
                                     EQUITY
                                      FUND














                                  ANNUAL REPORT

                               FOR THE YEAR ENDED
                                 AUGUST 31, 1999

                                TRENT EQUITY FUND
                                  ANNUAL REPORT
                       FOR THE YEAR ENDING AUGUST 31, 1999



September 30, 1999

Dear Shareholder:

     Trent Equity Fund completed an excellent year in performance with a gain of 52.81% for the fiscal year ending August 31, 1999 compared to a gain of 39.79% for the S&P 500 with dividends reinvested. For the semi-annual period -- from February 28, 1999 to August 31, 1999 -- the Fund was up 19.79% as compared to a gain of 7.32% for the S&P 500 with dividends reinvested. Although the market index averages remain high, we believe there exists a dichotomy between a very few large capitalization, grossly overvalued stocks and a preponderance of fairly valued and undervalued stocks. During the past twelve months, the Fund has bought stocks that we have tracked for a long time because prices have fallen to attractive valuations. Given that inflation remains in check, the winds of global trade are blowing favorably and the Asian tigers are getting their financial houses in order, we believe the stock market is the most attractive that it has been since 1994. We are optimistic about the potential for good performance during the next couple of years.

ACTIVITY IN CURRENT HOLDINGS

     The best performers during the six month period in order of dollar impact were Qualcomm, up 426%; American Express, up 27%; Michaels Stores, up 79%; and Tribune Company, up 41%. Qualcomm, the digital wireless technology leader and equipment provider, settled a patent dispute with the Swedish telecom equipment maker Ericsson and had its technology accepted in China. American Express's earnings continue to grow at 15% per year and the company continues to be innovative in both product line and with internet initiatives. Michaels Stores' rebound from its difficult period of a couple of years ago continues apace.
Tribune Company is enjoying wonderful results from its 25% ownership in the up-and-coming WB Network and a number of internet initiatives. The four poorest performers in order of dollar impact were Oakwood Homes, down 56%; Mattel, down 24%; Infoseek, down 38%; and Oakley, down 63%. As with other major manufactured home manufacturers, Oakwood Homes is plagued by an industry-wide inventory glut. Mattel has yet to rebound from its retail customers' shift to just-in-time inventory. Infoseek's future is still clouded by uncertainty about how The Walt Disney Company will integrate Infoseek into its existing internet division. Oakley has yet to produce results from its foray into shoes and watches.

NEW HOLDINGS

     New purchases during the six-month period were Central Parking, Flycast Communications, H.J. Heinz, Infoseek, Lockheed Martin, Oakwood Homes, Owens-Illinois, Reed International, Servicemaster, Sigma-Aldrich, Unifi and United Asset Management. Central Parking is a parking lot operator. Flycast Communications is an internet-based advertising network. H.J. Heinz is a major food company which, in addition to the Heinz name, owns Ore-Ida potatoes and Starkist tuna. Infoseek is Disney's internet affiliate. Lockheed Martin is a major defense contractor with a significant presence in communications and information systems. Oakwood Homes is a major housing manufacturer. With a 45% market share, Owens-Illinois is the largest global glass container manufacturer. Reed International is a publisher of scientific, professional and business periodicals. Servicemaster is a provider of residential and commercial services that include carpet cleaning, maid services, plumbing services, pest control and lawn care. Sigma-Aldrich is a provider of manufacturing and research chemicals. Unifi is a leading processor of polyester and nylon yarns. United Asset Management is an amalgam of independent money management firms.

SIGNIFICANT REALIZED GAINS AND LOSSES

     In order of dollar magnitude, the largest realized gains during the six-month period were taken in the partial liquidation of Qualcomm, up 351%; McDonald's, up 72%; Gillette, up 105%; partial liquidation of Brunswick, up 118%; and Disney, up 32%. The partial sale of Qualcomm was to take advantage of the drop in price of Infoseek. McDonald's and Gillette were both sold because of overvaluations. We sold Disney because of deteriorating fundamentals, particularly in its creative content division. Although we do not consider it overvalued, we sold Brunswick to find funds for the purchase of Flycast Communications.

     In order of dollar impact the largest realized losses were a partial sale of Oakley, down 50%, and a full liquidation of Petsmart, down 34%. Oakley lacks earnings momentum due to tepid acceptance of its new shoe and watch lines. The market has not been recognizing improvements in the execution of Petsmart's business plan and we felt the funds could be employed better elsewhere.

     We thank you for being an investor in Trent Equity Fund.


                                       TRENT CAPITAL MANAGEMENT, INC.

                               TRENT EQUITY FUND

                          Average Annual Total Return
                          Period Ended August 31, 1999

                    1 Year ........................... 52.81%
                    5 Year ........................... 17.32%
                    Since inception (8/13/90)* ....... 15.43%


                       Value of $10,000 vs S&P 500 Index

                               Trent Equity Fund        S&P 500 w/inc
                               -----------------        -------------
                 8/13/90             10,000                 10,000
                12/31/90              9,840                  7,496
                 6/30/91             12,900                  8,563
                12/31/91             15,280                  9,779
                 6/30/92             13,980                  9,704
                12/31/92             15,790                 10,528
                 6/30/93             15,157                 11,027
                12/31/93             16,640                 11,586
                 6/30/94             15,421                 11,181
                12/31/94             14,890                 11,733
                 6/30/95             17,305                 14,103
                12/31/95             17,014                 16,137
                 6/30/96             19,898                 17,758
                12/31/96             20,487                 19,847
                 6/30/97             23,666                 23,923
                12/31/97             25,648                 26,465
                 6/30/98             30,515                 31,131
                12/31/98             30,227                 34,027
                 3/31/99             33,475                 35,709
                 6/30/99             39,608                 38,230
                 8/31/99             36,675                 36,849

Past performance is not predictive of future performance.

The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.

* Performance for the Trent Equity Fund reflects the performance of the Trent Partners LP, whose assets were transferred into the Trent Equity Fund on September 11, 1992, net of actual fees and expenses.

                               TRENT EQUITY FUND


SCHEDULE OF INVESTMENTS AT AUGUST 31, 1999
--------------------------------------------------------------------------------
 Shares    COMMON STOCKS: 98.9%                                     Market Value
--------------------------------------------------------------------------------

           AEROSPACE/DEFENSE - EQUIPMENT: 2.2%
  3,150    Lockheed Martin Corporation.............................  $   116,550
                                                                     ----------

           CHEMICALS - SPECIALTY: 1.6%
  2,500    Sigma-Aldrich Corporation...............................      80,625
                                                                     ----------

           COMMERCIAL SERVICES: 8.3%
  4,100    Central Parking Corporation.............................     131,712
  1,150    Equifax Inc.............................................      35,075
  6,950    Gartner Group, Inc., Class A............................     145,516
  7,375    The ServiceMaster Company...............................     121,687
                                                                     ----------
                                                                        433,990
                                                                     ----------
           COMPUTERS: 2.0%
  1,000    Hewlett-Packard Company.................................     105,375
                                                                     ----------

           CONSUMER PRODUCTS: 5.9%
  8,160    Mattel, Inc.............................................     173,910
  2,400    NIKE, Inc., Class B.....................................     111,000
  3,500    Oakley, Inc.*...........................................      21,437
                                                                     ----------
                                                                        306,347
                                                                     ----------
           CONTAINERS: 1.8%
  2,300    Crown Cork & Seal Company, Inc..........................      61,094
  1,250    Owens-Illinois, Inc.*...................................      30,938
                                                                     ----------
                                                                         92,032
                                                                     ----------
           COSMETICS AND TOILETRIES: 2.6%
  6,600    Revlon, Inc., Class A*..................................     134,062
                                                                     ----------

           FINANCIAL SERVICES: 13.5%
  3,150    American Express Company................................     433,125
  2,450    Federal Home Loan Mortgage Corp.........................     126,175
  7,500    United Asset Management Corporation.....................     146,719
                                                                     ----------
                                                                        706,019
                                                                     ----------

                               TRENT EQUITY FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

           FOOD & BEVERAGE: 2.5%
  1,800    Campbell Soup Company...................................  $   79,538
  1,050    H.J. Heinz Company......................................      49,022
                                                                     ----------
                                                                        128,560
                                                                     ----------
           HOME MANUFACTURING: 1.2%
 10,600    Oakwood Homes Corporation...............................      64,262
                                                                     ----------

           HOUSEHOLD PRODUCTS: 3.7%
  2,700    Libbey Inc..............................................      82,687
  2,620    Newell Rubbermaid Inc...................................     107,420
                                                                     ----------
                                                                        190,107
                                                                     ----------
           INTERNET CONTENT: 4.2%
  6,100    Flycast Communications Corporation*.....................     141,063
  2,500    Infoseek Corporation*...................................      76,094
                                                                     ----------
                                                                        217,157
                                                                     ----------
           LEISURE AND RECREATION PRODUCTS: 3.1%
  6,300    Brunswick Corporation...................................     161,044
                                                                     ----------

           MEDIA: 9.3%
  7,400    AMFM Inc.*..............................................     364,450
  7,400    Sinclair Broadcast Group, Inc., Class A*................     120,250
                                                                     ----------
                                                                        484,700
                                                                     ----------
           MEDICAL SUPPLIES: 1.7%
    875    Johnson & Johnson.......................................      89,469
                                                                     ----------

           OILFIELD SERVICES: 3.1%
  2,400    Schlumberger Limited....................................     160,200
                                                                     ----------

           PERSONAL SERVICES: 2.0%
  7,700    Service Corporation International.......................     106,356
                                                                     ----------

           PUBLISHING: 5.9%
  3,900    Reed International P.L.C., ADR..........................     105,788
  2,200    Tribune Company.........................................     205,287
                                                                     ----------
                                                                        311,075
                                                                     ----------

                               TRENT EQUITY FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

           RETAIL: 9.9%
  7,600    Claire's Stores, Inc....................................  $  142,975
  6,575    Dollar General Corporatioun.............................     170,950
  6,600    Michaels Stores, Inc.*..................................     202,537
                                                                     ----------
                                                                        516,462
                                                                     ----------
           TELECOMMUNICATIONS: 12.5%
  3,400    QUALCOMM Incorporated*..................................     653,438
                                                                     ----------

           TEXTILE - APPAREL: 1.9%
  7,300    Unifi, Inc.*............................................      98,550
                                                                     ----------

           Total Investments in Securities (cost
             $3,938,659+): 98.9%...................................   5,156,380
           Other Assets less Liabilities: 1.1%.....................      57,860
                                                                     ----------
           Total Net Assets: 100.0%................................  $5,214,240
                                                                     ==========

* Non-income producing security.

+ At August 31, 1999, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

       Gross unrealized appreciation...............................  $1,611,302
       Gross unrealized depreciation...............................    (393,581)
                                                                     ----------
         Net unrealized appreciation...............................  $1,217,721
                                                                     ==========

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES AT AUGUST 31, 1999
--------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $3,938,659) .....     $5,156,380
      Cash ......................................................         82,630
      Receivables:
            Dividends ...........................................          4,231
            Fund shares sold ....................................          1,442
                                                                      ----------
            Total assets ........................................      5,244,683
                                                                      ----------

LIABILITIES
      Payables:
            Fund shares redeemed ................................            150
            Advisory fees .......................................            570
      Accrued audit fee .........................................         12,030
      Other accrued expenses ....................................         17,693
                                                                      ----------
                  Total liabilities .............................         30,443
                                                                      ----------

NET ASSETS ......................................................     $5,214,240
                                                                      ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      ($5,214,240/344,517 shares outstanding; unlimited
      number of shares authorized without par value) ............     $    15.13
                                                                      ==========

COMPONENTS OF NET ASSETS
      Paid-in capital ...........................................     $3,456,392
      Accumulated net realized gain on investments ..............        540,127
      Net unrealized appreciation on investments ................      1,217,721
                                                                      ----------
            Net assets ..........................................     $5,214,240
                                                                      ==========

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND


STATEMENT OF OPERATIONS - FOR THE YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends ..................................................    $    45,875
    Interest ...................................................            603
                                                                    -----------
          Total income .........................................         46,478
                                                                    -----------

  Expenses
    Advisory fees ..............................................         50,691
    Administration fee .........................................         30,000
    Fund accounting fees .......................................         17,275
    Audit fee ..................................................         13,990
    Transfer agent fees ........................................         12,600
    Custody fees ...............................................          5,698
    Legal fees .................................................          4,199
    Trustee fees ...............................................          3,831
    Reports to shareholders ....................................          3,803
    Registration fees ..........................................          3,599
    Miscellaneous ..............................................          2,368
    Insurance ..................................................            298
                                                                    -----------
      Total expenses ...........................................        148,352
      Less: expenses waived and reimbursed .....................        (60,194)
                                                                    -----------
      Net expenses .............................................         88,158
                                                                    -----------
        NET INVESTMENT LOSS ....................................        (41,680)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain from security transactions ...............        796,793
    Net unrealized appreciation on investments .................        940,957
                                                                    -----------
      Net realized and unrealized gain on investments ..........      1,737,750
                                                                    -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 1,696,070
                                                                    ===========

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------
                                                                  Year          Year
                                                                  Ended         Ended
                                                               August 31,     August 31,
                                                                  1999           1998
                                                               -----------    -----------
INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss .....................................   $   (41,680)   $   (43,462)
   Net realized gain from security transactions ............       796,793        782,584
   Net unrealized appreciation (depreciation) on investments       940,957       (611,439)
                                                               -----------    -----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      1,696,070        127,683
                                                               -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain on investments ...................      (725,130)            --
                                                               -----------    -----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets derived from net
      change in outstanding shares (a) .....................       995,731       (199,961)
                                                               -----------    -----------
        TOTAL INCREASE (DECREASE) IN NET ASSETS ............     1,966,671        (72,278)

NET ASSETS
      Beginning of year ....................................     3,247,569      3,319,847
                                                               -----------    -----------
END OF YEAR ................................................   $ 5,214,240    $ 3,247,569
                                                               ===========    ===========

(a) A summary of capital shares transactions is as follows:

                                          Year                    Year
                                          Ended                   Ended
                                     August 31, 1999         August 31, 1998
                                   --------------------    --------------------
                                    Shares      Value       Shares      Value
                                    ------      -----       ------      -----

Shares sold ....................    45,236    $ 666,688     19,742    $ 281,652
Shares issued in reinvestment
  of distributions .............    60,162      693,068         --           --
Shares redeemed ................   (26,471)    (364,025)   (33,215)    (481,613)
                                   -------    ---------    -------    ---------
Net increase (decrease) ........    78,927    $ 995,731    (13,473)   $(199,961)
                                   =======    =========    =======    =========


See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------
                                                                         Year Ended August 31,
                                                          -----------------------------------------------
                                                           1999      1998      1997      1996      1995
                                                          ------    ------    ------    ------    ------
Net asset value, beginning of year......................  $12.23    $11.90    $ 9.86    $10.24    $11.50
                                                          ------    ------    ------    ------    ------

Income from investment operations:
     Net investment loss ...............................   (0.12)    (0.16)    (0.10)    (0.06)       --
     Net realized and unrealized gain on investments....    5.73      0.49      2.14      0.67      0.67
                                                          ------    ------    ------    ------    ------
Total from investment operations........................    5.61      0.33      2.04      0.61      0.67
                                                          ------    ------    ------    ------    ------

Less distributions:
     From net realized gains............................   (2.71)       --        --     (0.99)    (1.93)
                                                          ------    ------    ------    ------    ------
Total distributions.....................................   (2.71)       --        --     (0.99)    (1.93)
                                                          ------    ------    ------    ------    ------

Net asset value, end of year............................  $15.13    $12.23    $11.90    $ 9.86    $10.24
                                                          ======    ======    ======    ======    ======

Total return............................................   52.81%     2.77%    20.69%     7.23%     9.38%

Ratios/supplemental data:
Net assets, end of year (millions)......................  $  5.2    $  3.2    $  3.3    $  3.0    $  3.8

Ratio of expenses to average net assets:
     Before expense reimbursement and waiver............    3.36%     3.08%     3.48%     3.63%     3.65%
     After expense reimbursement and waiver.............    2.00%     2.00%     2.00%     2.10%     1.85%

Ratio of net investment loss to average net assets:
     Before expense reimbursement and waiver............   (2.31%)   (2.23%)   (2.25%)   (2.15%)   (2.00%)
     After expense reimbursement and waiver.............   (0.94%)   (1.15%)   (0.76%)   (0.62%)   (0.15%)

Portfolio turnover rate.................................   53.71%    41.14%    43.81%    59.33%    46.52%

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND


NOTES TO FINANCIAL STATEMENTS AT AUGUST 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Trent Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on September 2, 1992. The investment objective of the Fund is to seek capital appreciation, both realized and unrealized. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended August 31, 1999, Trent Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.15% based upon the average daily net assets of the Fund. For the year ended August 31, 1999, the Fund incurred $50,691 in advisory fees.

                               TRENT EQUITY FUND

--------------------------------------------------------------------------------

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 2.00% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to the reimbursement by the Fund, within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any expense limitations then in effect. For the year ended August 31, 1999, the Advisor reimbursed the Fund in the amount of $60,194.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million                  $30,000
      $15 to $50 million                 0.20% of average daily net assets
      $50 to $100 million                0.15% of average daily net assets
      $100 to $150 million               0.10% of average daily net assets
      Over $150 million                  0.05% of average daily net assets

     For the year ended August 31, 1999, the Fund incurred $30,000 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator and receives no compensation for its services.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - INVESTMENT TRANSACTIONS

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended August 31, 1999, were $2,538,721 and $2,343,226, respectively.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
     the Trent Equity Fund and
     Board of Trustees of
     Professionally Managed Portfolios

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Trent Equity Fund (a series of Professionally Managed Portfolios) as of August 31, 1999, and the related statements of operations for the year then ended and the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trent Equity Fund as of August 31, 1999, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                        TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
October 1, 1999

                                     ADVISOR
                         Trent Capital Management, Inc.
                              3101 North Elm Street
                                    Suite 150
                        Greensboro, North Carolina 27408
                                 (336) 282-9302

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                             ICA Fund Services Corp.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                    AUDITORS
                              Tait, Weller & Baker
                       Eight Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


     This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

     Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.